EXHIBIT 10.1

EQUIPMENT SCHEDULE

(Quasi Lease - Fixed Rate)

SCHEDULE NO. 006

DATED THIS  March 18, 2002

TO MASTER LEASE AGREEMENT

DATED AS OF May 10, 2001

Lessor & Mailing Address:	Lessee & Mailing Address:
General Electric Capital Corporation	Variagenics, Inc.
401 Merritt 7 Suite 23	60 Hamphire Street
Norwalk, CT 06856	Cambridge, MA 02139

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above (“Agreement”, said Agreement and this Schedule being collectively referred to as “Lease”).  This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A.      Equipment:  Subject to the terms and conditions of the Lease, Lessor agrees to lease to Lessee the Equipment described below (the “Equipment”).

Number of Units	Capitalized Lessor’s Cost	Manufacturer	Serial Numbers	Year/Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE APART HEREOF.

B.            Financial Terms

1.	Advance Rent (if any): $14,741.16.	6.	Lessee Federal Tax ID No.: 043182077.
2.	Capitalized Lessor’s Cost: $597,358.71.	7.	Last Delivery Date: 3/18/02.
3.	Basic Term (No. of Months): 48 Months.	8.	Daily Lease Rate Factor: .0822.
4.	Basic Term Lease Rate Factor: 2.467723.	9.	Interest Rate: 8.95% per annum.
5.	Basic Term Commencement Date: 4/1/02.	10.	Option Payment: $1.00

11.                                 First Termination Date:  n/a ()  months after the Basic Term Commencement Date.

12.                               Interim Rent:  For the period from and including the Lease Commencement Date to the Basic Term Commencement Date (“Interim  Period”), Lessee shall pay as rent (“Interim Rent”) for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor’s Cost of such unit times the number of days in the Interim Period.  Interim Rent shall be due on  4/1/02.

13.                               Basic Term Rent.  Commencing on  4/1/02 and on the same day of each month thereafter (each, a “Rent Payment Date”) during the Basic Term, Lessee shall pay as rent (“Basic Term Rent”) the product of the Basic Term Lease Rate Factor times the Capitalized Lessor’s Cost of all Equipment on this Schedule.

14.                                 Lessee agrees and acknowledges that the Capitalized Lessor’s Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.

C.                                    Interest Rate:  Interest shall accrue from the Lease Commencement Date through and including the date of termination of the Lease.

D.            Property Tax

PROPERTY TAX NOT APPLICABLE ON EQUIPMENT LOCATED IN CAMBRIDGE, MA.

Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.             Article 2A Notice

IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS SEE EXHIBIT A ATTACHED HERETO AND MADE APART HEREOF FOR SUPPLIERS’ NAME. (THE “SUPPLIER(S)”), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR’S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.             Stipulated Loss and Termination Value Table*

Rental Basic	Termination Value Percentage	Stipulated Loss Value Percentage	Rental	Termination Value Percentage	Stipulated Loss Value Percentage
1	100.532	104.506	25	54.979	57.483
2	98.792	102.704	26	52.899	55.342
3	97.039	100.890	27	50.803	53.185
4	95.272	99.062	28	48.692	51.013
5	93.493	97.221	29	46.565	48.824
6	91.700	95.367	30	44.422	46.620
7	89.894	93.500	31	42.264	44.400
8	88.074	91.619	32	40.089	42.164
9	86.241	89.725	33	37.898	39.912
10	84.394	87.817	34	35.690	37.643
11	82.533	85.895	35	33.466	35.358
12	80.659	83.959	36	31.226	33.056
13	78.770	82.009	37	28.969	30.738
14	76.868	80.045	38	26.695	28.403
15	74.951	78.067	39	24.404	26.051
16	73.020	76.075	40	22.095	23.681
17	71.074	74.068	41	19.770	21.295
18	69.114	72.047	42	17.428	18.891
19	67.140	70.011	43	15.067	16.469
20	65.150	67.961	44	12.690	14.031
21	63.146	65.895	45	10.294	11.574
22	61.127	63.815	46	7.881	9.099
23	59.093	61.720	47	5.450	6.607
24	57.044	59.609	48	3.000	4.096

*The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor’s Cost of such unit multiplied by the appropriate percentage derived from the above table.  In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.            Payment Authorization

You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

Company Name	Address	Amount

Variagenics, Inc.	60 Hampshire Street, Cambridge, MA 02139	$582,617.55
General Electric Capital Corporation	401 Merritt 7, Suite 23, Norwalk, CT 06856	$14,741.16

This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

Pursuant to the provisions of the lease, as it relates to this Schedule, Lessee hereby certifies and warrants that (i) all Equipment listed above is in good condition and appearance, has been delivered and installed (if applicable) as of the date stated above and in working order; (ii) Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier or the manufacturer; and (iii) Lessee accepts the Equipment for all purposes of the Lease and all attendant documents.

Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; and (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof.

Lessee hereby authorizes Lessor to file a financing statement and amendments thereto describing the Equipment described in this Schedule and adding any other collateral described herein and containing any other information required by the applicable Uniform Commercial Code.  Further, Lessee irrevocably grants to Lessor the power to sign Lessee’s name and generally to act on behalf of Lessee to execute and file financing statements and other documents pertaining to any or all of the Equipment.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect.  This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:		LESSEE:
General Electric Capital Corporation		Variagenics, Inc.

By:	/s/ JOHN EDEL	By:	/s/ Richard P. Shea

Name:	John Edel	Name:	Richard P. Shea

Title:	SVP	Title:	CHIEF FINANCIAL OFFICER

Exhibit A

Schedule 06

Company Name                    Variagenics, Inc

Equipment Location:           60 Hampshire st

                                                Cambridge, MA 02139

Item#	Supplier	Equip Code	Description	QTY	Serial #	Unit Price	Ext Price	Invoice Total	Vendor Total	PO #	Invoice #	Inv Date	Ck #	Ck Amt	Depreciated Amount
1	ABI	LAB	7900HT SDS 96 Well 200-240V	1	200325	90,000.00	90,000.00			8313	91403021	11/16/01	16649	146,298.17
		LAB	KIT, Upgrade 384 Well Cycler 7900HT	1		5,000.00	5,000.00
		FRT	Shipping	1		600.00	600.00	$95,600.00	$95,600.00						$95,600.00

3	BOC Gases	LAB	Manifold for Tissue Culture lab	1		3,515.00	3,515.00	$3,515.00	$3,515.00	8135	350484	11/5/01	16473	3,515.00	$3,515.00

4	Bruker	LAB	Bruker BioFlex III	1	BT27230	151,194.00	151,194.00	$30,238.90		7178	003483	9/28/01	14111	30,239.00
								$90,716.70		7178	003225	6/8/01	14255	90,716.70
								$30,238.90		7178	003130	4/30/01	13543	30,238.90
		LAB	Scout 384	1		25,000.00	25,000.00	$25,000.00	$176,194.50		1290000339	11/14/01	16656	25,000.00	$164,098.94

5	Carl Zeiss MicroImaging	LAB	Palm Robot-Microbeam	1	000611	160,638.00	160,638.00			8291	42006554	12/6/01	16817	170,155.50
		LAB	A-Plan 5x/.12	1		319.00	319.00
		LAB	Fluar 20x/.75	1		2,364.00	2,364.00
		LAB	Installation/Introduction	1		6,120.00	6,120.00
		FRT	Shipping	1		714.50	714.50	$170,155.50	$170,155.50						$170,155.50

12	MJ Research	LAB	DNA Engine Thermal Cycler	1	EN016383	5,495.00	5,495.00			8312	203653	11/27/01	16751	7,517.00
		LAB	Alpha Engine, 96V	1	AL048008	1,995.00	1,995.00
		FRT	Shipping	1		27.00	27.00	$7,517.00	$7,517.00						$7,517.00

13	Optical Analysis Corp.	LAB	SZ6045; Stereo Body, Zoom 1.0-6.3x, Zoom Ratio 6.3:1	1	120941	1,897.00	1,897.00			8123	0213253-IN	10/31/01	16402	3,477.77
		LAB	GSWH10X; GSWH 10X Eyepiece	2		112.00	224.00
		LAB	Large Reflected Light Base	1		559.00	559.00
		LAB	SZ-STB1;B&L Style Bonder Arm for SZ Stereos	1		225.00	225.00
		LAB	Adapter for Large Table Stand SZ-STL	1		69.00	69.00
		LAB	Fostec Light Source	1		325.00	325.00
		LAB	JCR21V-150W Projector Lamp	1		30.00	30.00
		LAB	Gooseneck, Dual, Chrome	1		188.00	188.00
		LAB	Spot Lens	2		31.00	62.00
		LAB	B&W Stage Plate for Stereos	1		19.00	19.00
		Misc	Discount	1		-181.40	-181.40
		FRT	Shipping	1		31.17	31.17	$3,447.77	$3,447.77						$3,477.77

15	Packard Instrument	LAB	Multiprobe II HT EX w/computer	1		150,040.00	150,040.00	$150,040.00	$150,040.00	7207	2040137B	6/15/01	15147	150,040.00	$135,036.00

17	VWR	LAB	17.2ft Freezer	1		4,882.50	4,882.50	$4,882.50		7875	8642473	8/24/01	14981	10,369.82
	VWR	LAB	FRZR UPRT VAL 17.2ft	1	x01L-549554-xl	6,300.00	6,300.00	$6,300.00		8026	8857350	9/19/01	15231
	VWR	LAB	Primus 96 w/ High Pressure Lid	1	015.0801.1358	6,776.00	6,776.00	$6,776.00	$17,958.50	8245	9323422	11/1/01	16779	10,192.80	$17,958.50

			FUNDING TOTAL				$624,427.77	$624,427.77	$624,427.77						$597,358.71

Variagenics, Inc.
BY:	/s/ RPS
TITLE:	CFO

ANNEX B

BILL OF SALE

FOR Five Hundred Ninety Seven Thousand Three Hundred Fifty Eight and —71/00 ($597,358.71) AND OTHER VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, VARIAGENICS, INC. (the “Seller”) does hereby sell, transfer and deliver to General Electric Capital Corporation (the “Buyer”), its successors and assigns, all of Seller’s right, title and interest in and to the following equipment (the “Equipment”):

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

TO HAVE AND TO HOLD the same unto the Buyer, its successors and assigns, forever.

The Seller warrants and represents that it owns (and has good and marketable title to) the Equipment free and clear of all liens and encumbrances, and has full power, right and authority to convey title thereto to the Buyer.  The foregoing warranty of title shall inure to the benefit of any purchaser of the Equipment from the Buyer and to General Electric Capital Corporation which is financing the purchase of the Equipment by the Buyer.

Except for the foregoing warranty of title, the Equipment is sold, “AS-IS”, “WHERE-IS”, without warranty of merchantability or fitness.

IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed by a duly authorized officer this           day of                 ,

VARIAGENICS, INC.
(Seller)

By:	/s/ Richard P. Shea

Title:	Chief Financial Officer

EQUIPMENT SCHEDULE

(Quasi Lease - Fixed Rate)

SCHEDULE NO. 007

DATED THIS March 18, 2002

TO MASTER LEASE AGREEMENT

DATED AS OF May 10, 2001

Lessor & Mailing Address:	Lessee & Mailing Address:
General Electric Capital Corporation	Variagenics, Inc.
401 Merritt 7 Suite 23	60 Hamphire Street
Norwalk, CT 06856	Cambridge, MA 02139

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above (“Agreement”, said Agreement and this Schedule being collectively referred to as “Lease”).  This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A.      Equipment:  Subject to the terms and conditions of the Lease, Lessor agrees to lease to Lessee the Equipment described below (the “Equipment”).

Number of Units	Capitalized Lessor’s Cost	Manufacturer	Serial Numbers	Year/Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE APART HEREOF.

B.            Financial Terms

1.	Advance Rent (if any): $3,288.10.	6.	Lessee Federal Tax ID No.: 043182077.
2.	Capitalized Lessor’s Cost: $104,696.16.	7.	Last Delivery Date: 3/18/02.
3.	Basic Term (No. of Months): 36 Months.	8.	Daily Lease Rate Factor: .1046.
4.	Basic Term Lease Rate Factor: 3.140609.	9.	Interest Rate: 8.64% per annum.
5.	Basic Term Commencement Date: 4/1/02.	10.	Option Payment: $1.00

11.                                 First Termination Date:  n/a ()  months after the Basic Term Commencement Date.

12.                               Interim Rent:  For the period from and including the Lease Commencement Date to the Basic Term Commencement Date (“Interim  Period”), Lessee shall pay as rent (“Interim Rent”) for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor’s Cost of such unit times the number of days in the Interim Period.  Interim Rent shall be due on 4/1/02.

13.                               Basic Term Rent.  Commencing on 4/1/02 and on the same day of each month thereafter (each, a “Rent Payment Date”) during the Basic Term, Lessee shall pay as rent (“Basic Term Rent”) the product of the Basic Term Lease Rate Factor times the Capitalized Lessor’s Cost of all Equipment on this Schedule.

14.                                 Lessee agrees and acknowledges that the Capitalized Lessor’s Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.

C.                                    Interest Rate:  Interest shall accrue from the Lease Commencement Date through and including the date of termination of the Lease.

D.                                    Property Tax

PROPERTY TAX NOT APPLICABLE ON EQUIPMENT LOCATED IN CAMBRIDGE, MA.

Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.             Article 2A Notice

IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS SEE EXHIBIT A ATTACHED HERETO AND MADE APART HEREOF FOR SUPPLIERS’ NAME. (THE “SUPPLIER(S)”), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR’S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.             Stipulated Loss and Termination Value Table*

Rental Basic	Termination Value Percentage	Stipulated Loss Value Percentage	Rental	Termination Value Percentage	Stipulated Loss Value Percentage
1	99.859	103.824	19	53.084	55.589
2	97.416	101.300	20	50.304	52.728
3	94.955	98.758	21	47.504	49.847
4	92.477	96.198	22	44.684	46.946
5	89.980	93.621	23	41.843	44.024
6	87.466	91.026	24	38.982	41.082
7	84.934	88.412	25	36.101	38.119
8	82.383	85.780	26	33.198	35.136
9	79.814	83.130	27	30.275	32.132
10	77.226	80.461	28	27.331	29.107
11	74.620	77.774	29	24.365	26.060
12	71.995	75.068	30	21.379	22.992
13	69.351	72.343	31	18.370	19.903
14	66.689	69.599	32	15.340	16.792
15	64.006	66.836	33	12.289	13.659
16	61.305	64.054	34	9.215	10.504
17	58.584	61.252	35	6.119	7.327
18	55.844	58.430	36	3.001	4.128

*The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor’s Cost of such unit multiplied by the appropriate percentage derived from the above table.  In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.            Payment Authorization

You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

Company Name	Address	Amount

Variagenics, Inc.	60 Hampshire Street, Cambridge, MA 02139	$101,408.06
General Eletric Capital Corporation	401 Merritt 7, Suite 23, Norwalk, CT 06856	$3,288.10

This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

Pursuant to the provisions of the lease, as it relates to this Schedule, Lessee hereby certifies and warrants that (i) all Equipment listed above is in good condition and appearance, has been delivered and installed (if applicable) as of the date stated above and in working order; (ii) Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier or the manufacturer; and (iii) Lessee accepts the Equipment for all purposes of the Lease and all attendant documents.

Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; and (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof.

Lessee hereby authorizes Lessor to file a financing statement and amendments thereto describing the Equipment described in this Schedule and adding any other collateral described herein and containing any other information required by the applicable Uniform Commercial Code.  Further, Lessee irrevocably grants to Lessor the power to sign Lessee’s name and generally to act on behalf of Lessee to execute and file financing statements and other documents pertaining to any or all of the Equipment.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect.  This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:		LESSEE:
General Electric Capital Corporation		Variagenics, Inc.

By:	/s/ John Edel	By:	/s/ Richard P. Shea

Name:	John Edel	Name:	Richard P. Shea

Title:	SVP	Title:	CHIEF FINANCIAL OFFICER

Exhibit A

Schedule 07

Company Name                    Variagenics, Inc

Equipment Location:           60 Hampshire st

                                                Cambridge, MA 02139

		Equip Code				Unit Price	Ext. Price	Invoice Total	Vendor Total
Item#	Supplier		Description	QTY	Serial #					PO #	Invoice #	Inv Date	CK#	CK Amount	Depreciated Amoumt
2	ADTech	OFC	Cable	1		80.00	80.00			8136	101317	11/20/01	16801	5,589.00
		OFC	FS-2000 Conference technology soundman sys	1		2,450.00	2,450.00
		OFC	PCM-1 Conference technology premier telephone interface	1		1,850.00	1,850.00
		SOFT	Installation Labor	1		880.00	880.00
		SOFT	General Administration	1		110.00	110.00
		TAX	Sales tax	1		219.00	219.00	$5,589.00	$5,589.00						$5,589.00

6	CDW	COMP	3COM MHZ 10/100 LAN CARDBUS	5	3ccfe575ct	124.99	624.95			8083	EO19627	11/2/01	15196	7,916.00
		COMP	OBI-IBM TP 24x-10x CDR Ultrabay 2000	5		123.99	619.95
		COMP	Kingston 128 MB IBM TP 390x Series	10		34.99	349.90
		COMP	IMB TP A22E 6/800 15 GB 64MB w98	5	1s265525u78ff222, 1s265525u78ff234, 1s265525u78ff253, 1s265525u78ff254, 1s265525u78ff266	1,279.99	6,399.95
		COMP	Aode Illustrator v9.0	1		388.70	388.70
		COMP	ISI research endnote v5	1		168.98	168.98
		FRT	Shipping	1		70.36	70.36	$8,622.79
		COMP	3 Apple I Book Computers	3	SUV1342MSLAN, SUV1342NRLAN, SUV1342N8LAN	1,293.61	3,880.83			8228	ES20165	11/29/01	16378	5,561.00
		COMP	Simple 128MB APPLE Power book G3 2000	3		36.99	110.97
		FRT	Shipping	1		43.64	43.64	$4,035.44
		COMP	ADAPTEC SCSI Raid 341OS Kit	1	1917400	1,029.89	1,029.89			8242	ES51109	10/31/01	16378	5,561.00
		COMP	INTEL PIII 1GHz	1	BX80526c1000256	299.95	299.95
		FRT	Shipping	1		21.33	21.33	$1,351.17
		COMP	SuperMicro ATX MBD DP3 FCPGA	1	SR305829	639.45	639.45			8242	ES70926	12/1/01	16595	1,914.53
		FRT	Shipping	1		16.22	16.22	$655.67
		FRT	Shipping	1		5.49	5.49	$5.49	$14,670.56						$14,670.56

7	Dell	COMP	Dell 1503FP, 15 inch	10		399.00	3,990.00			7952	646100743	9/7/01	14874	4,299.75
		FRT	Shipping	1		105.00	105.00
		TAX	Sales Tax	1		204.75	204.75	$4,299.75
		COMP	Celeron 900/100/128,GX50	10		629.00	6,290.00			7952	646099325	9/11/01	14934	7,602.02
		FRT	Shipping	1		950.00	950.00
		TAX	Sales Tax	1		362.02	362.02	$7,602.02
		COMP	Dimension 8200 Series, Pentium 4 Processor at 2.0GHx	1		1,747.00	1,747.00			8120	670363746	10/15/01	15263	2,217.03
		FRT	Shipping	1		90.00	90.00
		TAX	Sales Tax	1		91.86	91.86	$1,928.86
		SOFT	MOL-5.0 Open Bus. Project 200 VLIC	9		329.58	2,966.22			8248	684725401	11/4/01	16382	3,493.53
		SOFT	MOL-5.0 Open Bus. Visio Pro 20 02 VLIC	1		356.94	356.94
		SOFT	MOL-5.0 Open Bus. Visio Pro 20 02 VLIC	1		0.01	0.01	$3,323.17
		COMP	Dell PowerEdge 1550, 1GHz/133	1	C0RH111	3,033.00	3,033.00				692440597	11/26/01	16736	3,289.65
		FRT	Shipping	1		100.00	100.00
		TAX	Tax	1		156.65	156.65	$3,289.65	$20,443.45						$20,443.45

8	General Technics	COMP	IPC Case 3 Bay 1 U ATX 200W	10		216.75	2,167.50			7702	26960	7/18/01	14481	16,421.22
		COMP	Intell PIII FC uATX MB, Video Lan Audio	10		190.00	1,900.00
		COMP	Intell PIII FC 800 MHz CPU	10		219.75	2,197.50
		COMP	Super Copper Coller	10		10.75	107.50
		COMP	256mb PC133 SDRAM DIMM Memory	20		68.00	1,360.00
		COMP	1.44m Floppy Drive (3.5)	10		24.00	240.00
		FRT	Shipping	1		63.90	63.90	$8,036.40
		COMP	IPC Case 3 Bay 1 U ATX 200W	10		216.75	2,167.50			7621	2685		14481	16,421.22
		COMP	Intell PIII FC uATX MB, Video Lan Audio	10		190.00	1,900.00
		COMP	Intell PIII FC 800 MHz CPU	10		232.50	2,325.00
		COMP	Super Copper Coller	10		10.75	107.50
		COMP	256mb PC133 SDRAM DIMM Memory	20		79.00	1,580.00
		COMP	1.44m Floppy Drive (3.5)	10		24.00	240.00
		FRT	Shipping	1		64.82	64.82	$8,384.82	$16,421.22						$14,779.10

9	Image Technology	COMP	Print/Scan System	1	023BJ003	2,995.00	2,995.00				12635A 1	9/18/01	14946	3,144.75
		TAX	Tax	1		149.75	149.75	$3,144.75
		COMP	Ricoh Fax	1	430271	1,175.00	1,175.00			8418	13770A 1	12/11/01	16844	1,563.75
		TAX	Tax	1		58.75	58.75	$1,233.75	$4,378.50						$4,378.50

10	Laboratory System Inc.	COMP	Isalnd Bench Assembly	2		10,820.00	21,640.00			7818	1750	11/6/01	16443	26,510.00
		FRT	Shipping	1		3,788.00	3,788.00	$25,428.00
		COMP	6-foot fume hood assembly	1		5,874.00	5,874.00			8236	1754	12/19/01	16942	6,100.00
		TAX	Sales Tax	1		226.00	226.00	$6,100.00	$31,528.00						$31,528.00

11	MicroWarehouse	COMP	HP ScanJet Scanner	1	STW143A0738	954.00	954.00			7748	P72422350001	7/26/01	14540	981.31
		FRT	Shipping	1		29.31	29.31	$983.31
		COMP	HDD SGT Barracuda 180 181.6GB	4		1,549.95	6,199.80			8241	P78176770103	10/31/01	16445	6,209.79
		FRT	Shipping	1		9.99	9.99	$6,209.79	$7,193.10						$7,094.77

14	P.C. Connection	COMP	40GB EIDE Ultra	8		103.90	831.20			7921	31973532	9/4/01	14830	2,233.55
		FRT	Shipping	1		20.65	20.65
		TAX	Sales Tax	1		41.56	41.56	$893.41
		COMP	40GB EIDE Ultra	12		103.90	1,246.80				31957322	8/29/01	14830	2,233.55
		FRT	Shipping	1		31.00	31.00
		TAX	Tax	1		62.34	62.34	$1,340.14	$2,233.55						$2,233.55

16	Peak Technologies	COMP	Printers TLP3742ps	2	47370560, 47370552	542.00	1,084.00			7763	B081000161	7/27/01	14721	2,899.54
		FRT	Shipping	1		12.46	12.46
		TAX	Sales Tax	1		54.20	54.20	$1,150.66
		COMP	Printers TLP3742ps	3	47370586, 47370541, 47370573	542.00	1,626.00			7547	B072700060		14721	2,899.54
		FRT	Shipping	1		41.58	41.58
		TAX	Sales Tax	1		81.30	81.30	$1,748.88

	Peak Technologies	COMP	Printers TLP3742ps	2		563.00	1,126.00			8215	B110600179	11/6/01	16448	1,194.76
		FRT	Shipping	1		12.46	12.46
		TAX	Sales Tax	1		56.30	56.30	$1,194.76	$4,094.30						$3,979.23

			FUNDING TOTAL					$106,551.68	$106,551.68						$104,696.16

Variagenics, Inc.
BY:	/s/ RPS
TITLE:	CFO

ANNEX B

BILL OF SALE

FOR One Hundred Four Thousand Six Hundred Ninety Six and —16/00 ($104,696.16) AND OTHER VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, VARIAGENICS, INC. (the “Seller”) does hereby sell, transfer and deliver to General Electric Capital Corporation (the “Buyer”), its successors and assigns, all of Seller’s right, title and interest in and to the following equipment (the “Equipment”):

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

TO HAVE AND TO HOLD the same unto the Buyer, its successors and assigns, forever.

The Seller warrants and represents that it owns (and has good and marketable title to) the Equipment free and clear of all liens and encumbrances, and has full power, right and authority to convey title thereto to the Buyer.  The foregoing warranty of title shall inure to the benefit of any purchaser of the Equipment from the Buyer and to General Electric Capital Corporation which is financing the purchase of the Equipment by the Buyer.

Except for the foregoing warranty of title, the Equipment is sold, “AS-IS”, “WHERE-IS”, without warranty of merchantability or fitness.

IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed by a duly authorized officer this          day of                ,

VARIAGENICS, INC.
(Seller)

By:	/s/ Richard P. Shea

Title:	Chief Finanical Officer